UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21910

Claymore Exchange-Traded Fund Trust 2
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end:  August 31

Date of reporting period:  September 1, 2013 - August 31, 2014

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

ETF

August 31, 2014

GUGGENHEIM FUNDS
ANNUAL REPORT

GUGGENHEIMINVESTMENTS.COM
. . . YOUR ROAD TO THE LATEST, MOST UP - TO - DATE INFORMATION

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents
Dear Shareholder	3

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Performance Report and Fund Profile	11

About Shareholders’ Fund Expenses	19

Schedule of Investments	20

Statement of Assets and Liabilities	29

Statement of Operations	30

Statements of Changes in Net Assets	31

Financial Highlights	33

Notes to Financial Statements	37

Report of Independent Registered Public Accounting Firm	44

Supplemental Information	45

Report of the Contracts Review Committee Regarding Claymore Exchange-Traded Fund Trust 2	48

Trust Information	55

About the Trust Adviser	Back Cover

August 31, 2014

DEAR SHAREHOLDER

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for several of our exchange-traded funds (“ETFs” or “Funds”). This report covers performance of the Funds for the annual fiscal period ended August 31, 2014.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.

Sincerely,

Donald Cacciapaglia
Trustee and Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

September 30, 2014

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ECONOMIC AND MARKET OVERVIEW	August 31, 2014

The U.S. economy expanded smartly over the period, as low interest rates and improved employment and manufacturing helped overcome a weather-related soft patch in the first quarter of 2014. GDP rebounded in the second quarter, which continued into the third quarter. Despite a slightly weaker number for August 2014 payrolls, employment levels are transitioning from the recovery phase to the expansion phase, which typically coincides with an acceleration of economic activity. At period end, the economy appeared to be just right—not so heated as to overwhelm policymakers with concerns about inflation, nor so cold as to spark worry about an imminent economic slowdown.

Recent positive economic data is unlikely to have a massive impact on interest rates. Although rates were volatile in the summer of 2013, when the U.S. Federal Reserve (“Fed”) signaled it would eventually wind down its quantitative easing program, the key 10-year yield has fallen steadily since the reduction in monthly purchases began in January 2014. Some of this was caused by geopolitical tension and safe-haven buying, but other factors were prospects of depreciation of both the euro and yen, and the attractiveness of U.S. government debt relative to that of other developed nations. International capital continues to flow to the U.S., pressuring Treasury yields down, as U.S. quantitative easing comes to an end. In contrast, accommodation is turning more aggressive in Europe, Japan, and China, as those countries are doing all they can to support growth.

A strengthening dollar has both positive and negative implications. It could hold down inflationary pressures by reducing input prices and prices of imports. This supports bond prices, as inflationary expectations are kept contained, which in turn supports more accommodation. But continued dollar appreciation could dampen growth in S&P earnings, posing a headwind for U.S. equities.

Meanwhile, the U.S. economy continues to gather momentum, as the labor market slowly recovers, corporate earnings keep posting solid gains, inflationary pressure remains muted and monetary policy remains loose. With unemployment at about 6.1 percent, the U.S. economy keeps building steam. But, until wages grow, many policymakers believe the economy is not near full employment. The Fed has signaled that inflation could rise higher than 2 percent before the Fed would act by raising interest rates.

More than 800 days have passed without a meaningful pullback in stocks, and leading stock-market indicators continue to set new highs. For investors, the aggressive accommodation in Europe, Abenomics pushing ahead in Japan, and a dovish U.S. Federal Reserve at home should contribute to risk markets continuing to rise and lower interest rates, including Treasury rates and mortgage rates.

For the 12 months ended August 31, 2014, the Standard & Poor’s 500® (“S&P 500”) Index returned 25.25%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index returned 16.44%. The return of the MSCI Emerging Markets Index was 19.98%.

In the bond market, the Barclays U.S. Aggregate Bond Index posted a 5.66% return for the period, while the Barclays U.S. Corporate High Yield Index returned 10.58%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index was 0.03% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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August 31, 2014

Index Definitions
All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”).

The Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The Dow Jones Global Utilities Index includes those companies in the Dow Jones Global Index associated with generating and distributing electricity through the burning of fossil fuels such as coal, petroleum and natural gas, and through nuclear energy; alternative electricity companies generating and distributing electricity from a renewable source; distributors of gas to end users; and multi-utility and water companies.

The MSCI (Morgan Stanley Capital International) China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The MSCI World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

Industry Sectors
Comments about industry sectors in these fund commentaries are based on Bloomberg industry classifications.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE	August 31, 2014

YAO Guggenheim China All-Cap ETF

Fund Overview
The Guggenheim China All-Cap ETF, NYSE Arca ticker: YAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China All-Cap Index (the “Index”).

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies based in mainland China. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. The Index includes equity securities of companies of all capitalizations, as defined by AlphaShares, subject to certain minimum capitalization requirements. The Fund will invest at least 80% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts or shares representing common stocks included in the Index (or underlying securities representing ADRs, ADSs, GDRs and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2014.

On a market price basis, the Fund generated a total return of 18.53%, which included an increase in market price over the period to $28.52 as of August 31, 2014, from $24.49 as of August 31, 2013. On an NAV basis, the Fund generated a total return of 18.05%, which included an increase in NAV over the period to $28.56 as of August 31, 2014, from $24.63 as of August 31, 2013. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and Chinese market comparison purposes, the Index returned 18.88% and the MSCI China Index returned 17.57% for the same period.

The Fund made an annual income distribution of $0.4860 per share on December 31, 2013, to shareholders of record on December 27, 2013.

Performance Attribution
For the 12-month period ended August 31, 2014, the communications sector contributed most to the Fund’s return, followed by the financial sector. No sector detracted, but the diversified sector contributed least to return.

Positions that contributed most to the Fund’s return included Tencent Holdings Ltd., which provides internet, mobile and telecommunication value-added services in China; Baidu, Inc. ADR, a Chinese-language Internet search provider; and China Petroleum & Chemical Corp., which refines and produces petrochemical products and also explores for and produces crude oil and natural gas in China (6.5%, 6.0% and 3.0%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted most from the Fund’s return included SINA Corp., a global Internet media company operating Chinese-language destination sites; Want Want China Holdings Ltd., a maker of snack foods, beverages and packing materials; and Country Garden Holdings Co. Ltd., a real estate developer (0.4%, 1.0% and 0.4%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	August 31, 2014

CQQQ Guggenheim China Technology ETF

Fund Overview
The Guggenheim China Technology ETF, NYSE Arca ticker: CQQQ (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Technology Index (the “Index”).

The Index is designed to measure and monitor the performance of the universe of publicly-traded companies which are based in mainland China, Hong Kong or Macau, are in the Information Technology Sector, as defined by Standard & Poor’s Global Industry Classification Standard, and are open to foreign investment. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. The Index includes equity securities of companies of all categories of market capitalizations, as defined by AlphaShares (subject to certain minimum capitalization requirements).

The Index may include Hong Kong-listed securities, including China H-shares and Red Chips. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-shares, which are issued by companies based in mainland China and listed on the NYSE Arca, Inc. or NASDAQ Stock Market. The Index does not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

The Fund will invest at least 80% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts or shares representing common stocks included in the Index (or underlying securities representing ADRs, ADSs, GDRs and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2014.

On a market price basis, the Fund generated a total return of 29.02%, which included an increase in market price over the period to $37.88 as of August 31, 2014, from $29.59 as of August 31, 2013. On an NAV basis, the Fund generated a total return of 29.89%, which included an increase in NAV over the period to $38.09 as of August 31, 2014, from $29.55 as of August 31, 2013. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad Chinese market comparison purposes, the Index returned 30.16% and the MSCI China Index returned 17.57% for the same period.

The Fund made an annual income distribution of $0.2760 per share on December 31, 2013, to shareholders of record on December 27, 2013.

Performance Attribution
For the 12-month period ended August 31, 2014, the communications sector contributed most to the Fund’s return, followed by the technology sector. The consumer, non-cyclical and the consumer, cyclical sectors were the only sectors to detract from the Fund’s return.

Positions that contributed most to the Fund’s return included Baidu, Inc., ADR, a Chinese-language Internet search provider; Tencent Holdings Ltd., which provides Internet, mobile and telecommunication value-added services in China; and Lenovo Group Ltd., which, through its subsidiaries, makes and sells personal computers and handheld devices (10.3%, 10.4% and 9.0%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted most from the Fund’s return included SINA Corp., a global Internet media company operating Chinese-language destination sites; Anxin-China Holdings Ltd., a provider of technology security warning systems; and SouFun Holdings Ltd., ADR, which operates a real estate Internet portal in China (3.7%, 0.3% and 1.2%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	August 31, 2014

TAN Guggenheim Solar ETF

Fund Overview
The Guggenheim Solar ETF, NYSE Arca ticker: TAN (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the MAC Global Solar Energy Index (the “Index”).

As of August 31, 2014, the Index is comprised of approximately 26 securities selected based on the relative importance of solar power within the company’s business model, as determined by MAC Indexing LLC (the “Index Provider”). As of such date, the median market capitalization of securities included in the Index was $400 million. The Index is designed to track companies within the following business segments of the solar energy industry: companies that produce solar power equipment and products for end users; companies that produce fabrication products (such as the equipment used by solar cell and module producers to manufacture solar power equipment) or services (such as companies specializing in the solar cell manufacturing or the provision of consulting services to solar cell and module producers) for solar power equipment producers; companies that supply raw materials or components to solar power equipment producers or integrators; companies that derive a significant portion of their business (as defined in the Fund prospectus under “Index Methodology”) from solar power system sales, distribution, installation, integration or financing; and companies that specialize in selling electricity derived from solar power. The Index is generally comprised of equity securities, including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”), traded in developed markets, as defined by the Index Provider. While the equity securities comprising the Index are traded in developed markets, the issuers of such securities may be located in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. The Fund will invest at least 90% of its total assets in common stock, ADRs and GDRs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs and GDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2014.

On a market price basis, the Fund generated a total return of 61.81%, which included an increase in market price over the period to $43.39 as of August 31, 2014, from $27.16 as of August 31, 2013. On an NAV basis, the Fund generated a total return of 62.06%, which included an increase in NAV over the period to $43.58 as of August 31, 2014, from $27.23 as of August 31, 2013. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad international market comparison purposes, the Index returned 59.56% and the MSCI World Index returned 21.10% for the same period.

The Fund made an annual income distribution of $0.451 per share on December 31, 2013, to shareholders of record on December 27, 2013.

Performance Attribution
The Fund’s holdings are mostly in the energy, technology and industrial sectors. All sectors contributed to return. Technology contributed most to the Fund’s return for the 12-month period ended August 31, 2014, while the basic materials sector contributed least to the Fund’s return.

Positions that contributed most to the Fund’s return included GT Advanced Technologies, Inc., a provider of crystal growth equipment; Canadian Solar, Inc., a manufacturer of solar module products; and SunEdison, Inc., which makes semiconductors and solar energy technology (5.1%, 5.3% and 8.0%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted most from the Fund’s return included ReneSola Ltd. ADR, which manufactures solar wafers for integration into photovoltaic cells (2.5% of the Fund’s long-term investments at period end); Xinyi Solar Holdings Ltd., a maker of solar glass (3.8% of the Fund’s long-term investments at period end); and STR Holdings, Inc., a provider of encapsulants to the photovoltaic module industry that during the period agreed to sell a 51% stake to Chinese solar system integrator Zhenfa Energy (not held at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	August 31, 2014

CGW Guggenheim S&P Global Water Index ETF

Fund Overview
The Guggenheim S&P Global Water Index ETF, NYSE Arca ticker: CGW (the “Fund”), seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P Global Water Index (the “Index”).

The Index is comprised of approximately 50 equity securities selected, based on investment and other criteria, from a universe of companies listed on global developed market exchanges. Standard & Poor’s Financial Services LLC, a division of McGraw Hill Financial (“S&P”), generally defines “developed markets” as the capital markets of those countries with high levels of per capita income and strict market regulation resulting in greater transparency. The universe of companies includes all companies classified by Standard & Poor’s Global Industry Classifications as being associated (in a manner representing a major component of such companies’ business) with the global demand for water, including water utilities, infrastructure, equipment, instruments and materials. Total market capitalization and float-adjusted market capitalization of securities in the Index must be at least $250 million and $100 million, respectively, at the time of each reconstitution, which includes small-, mid-, and large-capitalization securities as defined by S&P. The companies in the universe are selected using criteria as identified by S&P. The Fund will invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2014.

On a market price basis, the Fund generated a total return of 23.62%, which included an increase in market price over the period to $29.08 as of August 31, 2014, from $23.88 as of August 31, 2013. On an NAV basis, the Fund generated a total return of 23.27%, which included an increase in NAV over the period to $29.02 as of August 31, 2014, from $23.90 as of August 31, 2013. At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index, broad global market and global utilities market comparison purposes, the S&P Global Water Index returned 24.19%, the MSCI World Index returned 21.10% and the Dow Jones Global Utilities Index returned 22.78% for the same period.

The Fund made an annual income distribution of $0.4200 per share on December 31, 2013, to shareholders of record on December 27, 2013.

Performance Attribution
For the 12-month period ended August 31, 2014, all sectors contributed to return, with the largest contribution from the industrial sector, followed by the utilities sector. The basic materials sector contributed least.

Positions that contributed most to the Fund’s return included Geberit AG, a Swiss manufacturer and supplier of water supply pipes and fittings, installation systems, drainage and flushing systems for the commercial and residential construction markets; United Utilities Group PLC, a water company in the United Kingdom; and Xylem, Inc., a manufacturer of equipment used in water and wastewater applications (6.7%, 6.5% and 3.6%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted most from the Fund’s return included EverChina International Holdings Co. Ltd., an investment holding company engaged in the development of environmental protection and water treatment operations (not held at period end); Layne Christensen Co., a global water management, construction and drilling company (0.1% of the Fund’s long-term investments at period end); and Nuverra Environmental Solutions, Inc., an investment holding company operating in the water industry (0.1% of the Fund’s long-term investments at period end).

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August 31, 2014

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisors, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in a Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to each individual ETF prospectus for a more detailed discussion of Fund-specific risks and considerations.

Investment Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. The value of the securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by each Fund participate, or factors relating to specific companies in which such Fund invests.

Foreign Investment Risk. A Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of such Fund’s investments or prevent such Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk. Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Micro-, Small and Medium-Sized Company Risk. Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.

Replication Management Risk. The Funds are not “actively” managed. Therefore, a Fund would not necessarily sell a security because the stock’s issuer was in financial trouble unless that stock is removed from such Fund’s Index.

Non-Correlation Risk. A Fund’s return may not match the return of such Fund’s index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. A Fund may not be fully invested at times, either as a result of cash flows into such Fund or reserves of cash held by a Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. Certain Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Concentration Risk. If the Index concentrates in an industry or group of industries the Fund’s investments will be concentrated accordingly. In such event, the value of the Fund’s Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

China Investment Risk (YAO and CQQQ). Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Funds’ portfolios. Financial market conditions, as well as various social and political tensions in the U.S. and around the world, have contributed to increased market volatility and may have long-term effects on the U.S. and worldwide financial markets and cause further economic uncertainties or deterioration in the U.S. and worldwide. The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in each Fund’s Prospectus and Statement of Additional Information and at guggenheiminvestments.com.

10 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	August 31, 2014

YAO Guggenheim China All-Cap ETF

Fund Statistics
Share Price	$28.52
Net Asset Value	$28.56
Discount to NAV	-0.14%
Net Assets ($000)	$54,262

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2014
			Since
	One	Three	Inception
	Year	Year	(10/19/09)
Guggenheim China All-Cap ETF
NAV	18.05%	6.83%	4.57%
Market	18.53%	6.72%	4.53%
AlphaShares China
All Cap Index	18.88%	7.59%	5.35%
MSCI China Index	17.57%	7.16%	3.78%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.82 per share for share price returns or initial net asset value (NAV) of $24.82 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.70% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Common Stocks:
Financial	29.9%
Communications	24.8%
Energy	14.5%
Consumer, Non-cyclical	8.3%
Consumer, Cyclical	7.4%
Industrial	6.0%
Utilities	3.7%
Other	5.2%
Total Common Stocks	99.8%
Other Instruments:
Investments of Collateral for Securities Loaned	4.2%
Exchange Traded Fund	0.1%
Total Other Instruments	4.3%
Total Investments	104.1%
Other Assets & Liabilities, net	-4.1%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Tencent Holdings Ltd.	6.4%
Baidu, Inc. ADR	6.0%
China Mobile Ltd.	5.7%
Industrial & Commercial Bank of China Ltd. —
Class H	4.6%
China Construction Bank Corp. — Class H	4.6%
CNOOC Ltd.	3.7%
Bank of China Ltd. — Class H	3.7%
PetroChina Company Ltd. — Class H	3.4%
China Petroleum & Chemical Corp. — Class H	3.0%
China Life Insurance Company Ltd. — Class H	2.4%
Top Ten Total	43.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

YAO Guggenheim China All-Cap ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips. The referenced index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

12 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

CQQQ Guggenheim China Technology ETF

Fund Statistics
Share Price	$37.88
Net Asset Value	$38.09
Discount to NAV	-0.55%
Net Assets ($000)	$78,077

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2014
			Since
	One	Three	Inception
	Year	Year	(12/08/09)
Guggenheim China Technology ETF
NAV	29.89%	16.48%	10.62%
Market	29.02%	16.07%	10.50%
AlphaShares China
Technology Index	30.16%	16.89%	10.97%
MSCI China Index	17.57%	7.16%	2.78%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.06 per share for share price returns or initial net asset value (NAV) of $25.06 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.70% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Investments:
Communications	57.6%
Technology	24.4%
Industrial	8.7%
Energy	5.7%
Basic Materials	1.7%
Consumer, Cyclical	1.1%
Consumer, Non-cyclical	0.3%
Total Long-Term Investments	99.5%
Other Instruments:
Investments of Collateral for Securities Loaned	17.9%
Total Investments	117.4%
Other Assets & Liabilities, net	-17.4%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Tencent Holdings Ltd.	10.4%
Baidu, Inc. ADR	10.3%
Lenovo Group Ltd.	9.0%
NetEase, Inc. ADR	6.6%
Qihoo 360 Technology Company Ltd. ADR	6.4%
AAC Technologies Holdings, Inc.	3.7%
SINA Corp.	3.7%
GCL-Poly Energy Holdings Ltd.	3.3%
Youku Tudou, Inc. ADR	3.1%
Hanergy Solar Group Ltd.	2.9%
Top Ten Total	59.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

CQQQ Guggenheim China Technology ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips. The referenced index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

14 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

TAN Guggenheim Solar ETF

Fund Statistics
Share Price	$43.39
Net Asset Value	$43.58
Discount to NAV	-0.44%
Net Assets ($000)	$429,167

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2014
				Since
	One	Three	Five	Inception
	Year1	Year	Year	(04/15/08)
Guggenheim Solar ETF
NAV	62.06%	-1.63%	-9.41%	-21.76%
Market	61.81%	-1.59%	-9.32%	-21.81%
MAC Global Solar
Energy Index	59.56%	-4.89%	-11.51%	-22.72%
MSCI World Index	21.10%	15.48%	12.35%	5.26%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

1 Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

Since inception returns assume a purchase of the Fund at the initial share price of $251.30* per share for share price returns or initial net asset value (NAV) of $251.30* per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.86%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.71% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.76%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016, to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Investments:
Energy	36.0%
Technology	35.0%
Industrial	25.4%
Basic Materials	3.5%
Total Long-Term Investments	99.9%
Other Instruments:
Investments of Collateral for Securities Loaned	45.4%
Total Investments	145.3%
Other Assets & Liabilities, net	-45.3%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
SunEdison, Inc.	8.0%
SolarCity Corp.	7.8%
First Solar, Inc.	7.5%
GCL-Poly Energy Holdings Ltd.	6.4%
Hanergy Solar Group Ltd.	5.4%
Canadian Solar, Inc.	5.2%
GT Advanced Technologies, Inc.	5.1%
SunPower Corp. — Class A	4.8%
Trina Solar Ltd. ADR	4.0%
Shunfeng Photovoltaic International Ltd.	3.9%
Top Ten Total	58.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

* Reflects 1 for 10 reverse stock split that occurred on February 15, 2012.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

TAN Guggenheim Solar ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The MSCI World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The referenced index is unmanaged. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

16 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

CGW Guggenheim S&P Global Water Index ETF

Fund Statistics
Share Price	$29.08
Net Asset Value	$29.02
Premium to NAV	0.21%
Net Assets ($000)	$367,914

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2014
				Since
	One	Three	Five	Inception
	Year	Year	Year	(05/14/07)
Guggenheim S&P Global
Water Index ETF
NAV	23.27%	15.26%	13.42%	4.68%
Market	23.62%	15.48%	13.39%	4.71%
S&P Global
Water Index	24.19%	16.27%	14.33%	5.76%
MSCI World Index	21.10%	15.48%	12.35%	3.48%
Dow Jones Global
Utilities Index	22.78%	8.01%	4.27%	-1.29%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.78 per share for share price returns or initial net asset value (NAV) of $24.78 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The Dow Jones Global Utilities Index consists of companies that provide electrical, water, natural gas, and telephone utilities. The index is quoted in USD.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.71%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.65% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.65%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Investments:
Industrial	57.1%
Utilities	40.3%
Basic Materials	2.4%
Total Long-Term Investments	99.8%
Other Instruments:
Investments of Collateral for Securities Loaned	2.5%
Total Investments	102.3%
Other Assets & Liabilities, net	-2.3%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Pentair plc	7.0%
Geberit AG	6.7%
United Utilities Group plc	6.5%
American Water Works Co., Inc.	5.9%
Danaher Corp.	5.2%
Severn Trent plc	5.0%
Veolia Environnement S.A.	4.6%
Alfa Laval AB	3.7%
Xylem, Inc.	3.6%
Suez Environnement Co.	3.5%
Top Ten Total	51.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2014

CGW Guggenheim S&P Global Water Index ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The MSCI World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The referenced index is unmanaged. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

18 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)	August 31, 2014

All funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur advisory fees and other Fund expenses which are deducted from a Fund’s gross income and reduce the investment return of the Fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning February 28, 2014 and ending August 31, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

					Expenses
			Beginning	Ending	Paid
	Expense	Fund	account value	Account Value	During
	Ratio1	Return	February 28, 2014	August 31, 2014	Period2
Table 1. Based on actual Fund return3
Guggenheim China All-Cap ETF	0.72%	10.48%	$1,000.00	$1,104.80	$3.82
Guggenheim China Technology ETF	0.71%	1.87%	1,000.00	1,018.70	3.61
Guggenheim Solar ETF	0.72%	(6.80)%	1,000.00	932.00	3.51
Guggenheim S&P Global Water Index ETF	0.65%	0.31%	1,000.00	1,003.10	3.28
Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim China All-Cap ETF	0.72%	5.00%	$1,000.00	$1,021.58	$3.67
Guggenheim China Technology ETF	0.71%	5.00%	1,000.00	1,021.63	3.62
Guggenheim Solar ETF	0.72%	5.00%	1,000.00	1,021.58	3.67
Guggenheim S&P Global Water Index ETF	0.65%	5.00%	1,000.00	1,021.93	3.31

1	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.

2
Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3	Actual cumulative return at net asset value for the period February 28, 2014 to August 31, 2014.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	August 31, 2014

YAO Guggenheim China All-Cap ETF

	Shares	Value
COMMON STOCKS† - 99.8%
Financial - 29.9%
Industrial & Commercial Bank of China Ltd. — Class H	3,780,973	$2,507,591
China Construction Bank Corp. — Class H	3,365,978	2,501,634
Bank of China Ltd. — Class H	4,274,965	1,985,752
China Life Insurance Company Ltd. — Class H	462,995	1,329,218
Ping An Insurance Group Company of China Ltd. — Class H	118,500	964,801
Agricultural Bank of China Ltd. — Class H	1,491,982	689,186
China Overseas Land & Investment Ltd.	239,995	675,071
China Merchants Bank Co., Ltd. — Class H	283,993	543,057
China Pacific Insurance Group Company Ltd. — Class H	121,400	455,829
PICC Property & Casualty Company Ltd. — Class H	261,995	434,734
China Minsheng Banking Corporation Ltd. — Class H	398,990	374,786
Bank of Communications Company Ltd. — Class H	497,993	363,688
China Citic Bank Corporation Ltd. — Class H	486,993	307,271
China Resources Land Ltd.	115,999	265,521
China Taiping Insurance Holdings Company Ltd.*	82,800	201,494
Country Garden Holdings Company Ltd.	429,873	190,804
People’s Insurance Company Group of China Ltd. — Class H	454,000	189,798
Shimao Property Holdings Ltd.1	76,499	168,393
Evergrande Real Estate Group Ltd.1	330,994	138,374
Haitong Securities Company Ltd. — Class H	86,000	137,375
Sino-Ocean Land Holdings Ltd.	240,493	135,915
CITIC Securities Company Ltd. — Class H	52,001	123,458
New China Life Insurance Company Ltd. — Class H	30,300	108,100
Longfor Properties Company Ltd.	76,499	97,719
Shanghai Industrial Holdings Ltd.	29,000	96,727
China Everbright Ltd.	50,000	94,837
China South City Holdings Ltd.	180,000	89,882
Sunac China Holdings Ltd.1	114,000	88,403
SOHO China Ltd.	102,999	84,258
Far East Horizon Ltd.	98,000	79,031
Chongqing Rural Commercial Bank — Class H	152,994	76,002
Guangzhou R&F Properties Company Ltd. — Class H	62,000	74,719
Yuexiu Property Company Ltd.	313,992	67,254
KWG Property Holding Ltd.	85,315	61,976
Agile Property Holdings Ltd.	78,000	61,191
Shui On Land Ltd.	225,993	59,194
Hopson Development Holdings Ltd.*	52,000	52,402
Poly Property Group Company Ltd.	118,999	51,744
E-House China Holdings Ltd. ADR	3,993	44,282
Franshion Properties China Ltd.	161,998	43,895
Shenzhen Investment Ltd.	131,999	42,069
Kaisa Group Holdings Ltd.1	113,999	41,921
Yanlord Land Group Ltd.	34,000	32,149
Renhe Commercial Holdings Company Ltd.	661,991	30,323
China Overseas Grand Oceans Group Ltd.1	47,000	29,594
Greentown China Holdings Ltd.	25,000	26,322
Glorious Property Holdings Ltd.*	152,996	21,715
Total Financial		16,239,459

Communications - 24.8%
Tencent Holdings Ltd.	214,300	3,497,861
Baidu, Inc. ADR*	15,247	3,270,786
China Mobile Ltd.	248,499	3,090,948
China Telecom Corporation Ltd. — Class H	857,981	530,277
Ctrip.com International Ltd. ADR*	8,010	514,002
China Unicom Hong Kong Ltd.	279,995	499,285
Qihoo 360 Technology Company Ltd. ADR*	5,147	452,061
NetEase, Inc. ADR	4,458	392,482
Vipshop Holdings Ltd. ADR*	1,103	216,883
SINA Corp.*	4,088	188,784
Youku Tudou, Inc. ADR*	8,218	162,716
Sohu.com, Inc.*	1,827	107,903
Bitauto Holdings Ltd. ADR*,1	1,116	98,018
21Vianet Group, Inc.*	3,559	97,196
ZTE Corp. — Class H	38,440	86,600
China Communications Services Corp. Ltd. — Class H	153,993	74,313
SouFun Holdings Ltd. ADR	5,069	58,496
E-Commerce China Dangdang, Inc. — Class A ADR*,1	3,630	50,239
TCL Communication Technology Holdings Ltd.	39,000	48,359
Perfect World Company Ltd. ADR	2,028	42,629
Total Communications		13,479,838

Energy - 14.5%
CNOOC Ltd.	1,001,990	2,014,285
PetroChina Company Ltd. — Class H	1,315,986	1,867,814
China Petroleum & Chemical Corp. — Class H	1,593,183	1,615,765
China Shenhua Energy Company Ltd. — Class H	210,496	607,032
China Oilfield Services Ltd. — Class H	111,999	331,655
Kunlun Energy Company Ltd.	189,994	313,790
China Longyuan Power Group Corp. — Class H	179,998	194,626
GCL-Poly Energy Holdings Ltd.*,1	477,995	172,075
China Coal Energy Company Ltd. — Class H1	250,993	152,860
Yanzhou Coal Mining Company Ltd. — Class H	119,999	101,571
Sinopec Engineering Group Company Ltd. — Class H	71,000	80,984
Trina Solar Ltd. ADR*,1	4,546	56,961
Shougang Fushan Resources Group Ltd.1	206,000	56,616
Sinopec Kantons Holdings Ltd.	66,000	55,269
Beijing Jingneng Clean Energy Co. Ltd. — Class H	104,000	46,028
CIMC Enric Holdings Ltd.	34,000	37,641
United Energy Group Ltd.*	237,994	34,393

See notes to financial statements.
20 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2014

YAO Guggenheim China All-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.8% (continued)
Energy - 14.5% (continued)
China Suntien Green Energy Corporation Ltd. — Class H	95,000	$28,683
SPT Energy Group, Inc.	56,000	28,469
Anton Oilfield Services Group/Hong Kong	60,000	25,780
Hilong Holding Ltd.	39,000	21,135
Total Energy		7,843,432

Consumer, Non-cyclical - 8.3%
Want Want China Holdings Ltd.	428,993	531,940
Hengan International Group Company Ltd.	48,001	511,898
China Mengniu Dairy Company Ltd.	87,999	408,194
Tingyi Cayman Islands Holding Corp.	117,999	331,152
Sihuan Pharmaceutical Holdings Group Ltd.	300,988	201,561
Sinopharm Group Company Ltd. — Class H	56,001	195,458
New Oriental Education & Technology Group*	8,051	183,644
Mindray Medical International Ltd. ADR1	5,378	168,009
WuXi PharmaTech Cayman, Inc.*	4,474	165,627
Sino Biopharmaceutical Ltd.	175,995	162,139
Tsingtao Brewery Company Ltd. — Class H	20,000	151,868
COSCO Pacific Ltd.	106,000	148,534
Shandong Weigao Group Medical Polymer Company Ltd. —
Class H	116,001	117,496
China Modern Dairy Holdings Ltd.*,1	214,989	105,412
China Medical System Holdings Ltd.	66,495	96,094
Zhejiang Expressway Company Ltd. — Class H	89,999	89,532
Jiangsu Expressway Company Ltd. — Class H	74,000	84,311
TAL Education Group*	2,390	81,738
CSPC Pharmaceutical Group Ltd.	92,000	76,922
Uni-President China Holdings Ltd.1	79,000	71,354
Shenzhen International Holdings Ltd.	52,249	69,979
Shanghai Fosun Pharmaceutical Group Company Ltd. — Class H	20,500	66,657
CP Pokphand Company Ltd.	507,993	58,336
China Agri-Industries Holdings Ltd.*	134,999	55,218
Tong Ren Tang Technologies Company Ltd. — Class H1	36,000	50,539
Guangzhou Baiyunshan Pharmaceutical Holdings
Company Ltd. — Class H	14,000	48,773
51job, Inc.*,1	1,182	40,921
China Yurun Food Group Ltd.*,1	82,000	39,994
Biostime International Holdings Ltd.1	9,500	35,486
China Shineway Pharmaceutical Group Ltd.	19,000	32,949
Wumart Stores, Inc. — Class H	31,000	29,599
China Huiyuan Juice Group Ltd.*	61,500	26,583
Shenguan Holdings Group Ltd.	70,000	25,470
Vinda International Holdings Ltd.	16,000	24,609
Anxin-China Holdings Ltd.*	140,000	16,438
Total Consumer, Non-cyclical		4,504,434

Consumer, Cyclical - 7.4%
Belle International Holdings Ltd.	286,993	366,973
Brilliance China Automotive Holdings Ltd.	179,996	333,508
Dongfeng Motor Group Company Ltd. — Class H	176,000	326,105
Great Wall Motor Company Ltd. — Class H	64,000	271,685
Byd Company Ltd. — Class H	37,000	262,814
China Resources Enterprise Ltd.	74,000	199,079
Haier Electronics Group Company Ltd.	65,000	187,867
Sun Art Retail Group Ltd.	138,499	165,302
Guangzhou Automobile Group Company Ltd. — Class H	135,999	141,436
Weichai Power Company Ltd. — Class H	30,400	123,167
GOME Electrical Appliances Holding Ltd.	651,991	116,094
Geely Automobile Holdings Ltd.	299,993	114,963
Xinyi Glass Holdings Ltd.	145,999	92,119
ANTA Sports Products Ltd.	47,000	90,238
Minth Group Ltd.	42,000	89,418
Shenzhou International Group Holdings Ltd.	27,999	87,247
Shanghai Pharmaceuticals Holding Company Ltd. — Class H	39,200	80,422
Air China Ltd. — Class H1	125,999	78,036
Intime Retail Group Company Ltd.	69,000	62,766
Skyworth Digital Holdings Ltd.*	115,999	62,264
Digital China Holdings Ltd.	58,000	56,203
REXLot Holdings Ltd.	449,993	51,676
Home Inns & Hotels Management, Inc. ADR*,1	1,458	48,785
Zhongsheng Group Holdings Ltd.1	44,000	48,767
China Travel International Investment Hong Kong Ltd.	147,999	46,786
China Dongxiang Group Company Ltd.	202,000	43,527
Golden Eagle Retail Group Ltd.1	35,000	43,038
China Eastern Airlines Corp. Ltd. — Class H*	114,000	38,686
China Southern Airlines Co. Ltd. — Class H	114,000	38,392
Newocean Energy Holdings Ltd.	64,000	36,583
Hisense Kelon Electrical Holdings Company Ltd. — Class H*	27,000	33,863
Baoxin Auto Group Ltd.	44,000	32,645
Li Ning Company Ltd.*	55,000	30,657
China Lodging Group Ltd.*	1,156	30,068
Dah Chong Hong Holdings Ltd.	47,000	29,170
Bosideng International Holdings Ltd.	177,999	28,250
China ZhengTong Auto Services Holdings Ltd.	52,000	27,778
Parkson Retail Group Ltd.	84,000	27,747
Ajisen China Holdings Ltd.	32,000	26,425
Springland International Holdings Ltd.	65,996	25,972
Hengdeli Holdings Ltd.	117,199	21,171
Total Consumer, Cyclical		4,017,692

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS continued	August 31, 2014

YAO Guggenheim China All-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.8% (continued)
Industrial - 6.0%
Anhui Conch Cement Company Ltd. — Class H1	81,500	$294,445
AAC Technologies Holdings, Inc.1	44,982	293,393
China Everbright International Ltd.	159,999	219,246
China Communications Construction Company Ltd. — Class H	278,993	203,391
China State Construction International Holdings Ltd.	103,999	167,737
Yangzijiang Shipbuilding Holdings Ltd.	179,000	167,102
China National Building Material Company Ltd. — Class H	177,998	163,525
China Railway Group Ltd. — Class H	233,993	121,070
Zhuzhou CSR Times Electric Company Ltd. — Class H	30,499	105,662
Haitian International Holdings Ltd.	39,000	101,650
CSR Corporation Ltd. — Class H	111,999	101,014
China Railway Construction Corporation Ltd. — Class H	105,499	101,005
AviChina Industry & Technology Company Ltd. — Class H	147,999	88,225
China International Marine Containers Group Co. Ltd. — Class H	36,800	79,202
Shanghai Electric Group Company Ltd. — Class H	179,998	78,965
China Resources Cement Holdings Ltd.	112,000	77,025
China COSCO Holdings Co., Ltd. — Class H*,1	156,999	67,660
China Shipping Container Lines Co. Ltd. — Class H*	234,994	67,010
China High Speed Transmission Equipment Group Co. Ltd.*	76,000	65,996
China Shipping Development Co. Ltd. — Class H*	82,000	57,769
Zoomlion Heavy Industry Science and Technology
Company Ltd. — Class H	89,199	55,590
BBMG Corp. — Class H	72,500	54,070
Sunny Optical Technology Group Company Ltd.	39,000	53,140
Metallurgical Corporation of China Ltd. — Class H	168,999	41,431
China Shanshui Cement Group Ltd.	104,999	38,612
China Rongsheng Heavy Industries Group Holdings Ltd.*,††,1	213,494	37,464
China Zhongwang Holdings Ltd.	87,199	37,017
Guangshen Railway Company Ltd. — Class H	90,000	36,232
Dongfang Electric Corporation Ltd. — Class H	21,000	35,063
China Lesso Group Holdings Ltd.	57,000	32,655
SITC International Holdings Company Ltd.	68,000	30,446
Kingboard Laminates Holdings Ltd.	67,500	29,961
NVC Lighting Holding Ltd. ††	115,999	26,492
Yingli Green Energy Holding Company Ltd. ADR*,1	7,877	26,467
Harbin Electric Company Ltd. — Class H	44,000	26,172
China Machinery Engineering Corp. — Class H	45,000	26,070
Lonking Holdings Ltd.	118,999	20,882
Total Industrial		3,228,856

Utilities - 3.7%
China Resources Power Holdings Company Ltd.	109,999	332,828
Beijing Enterprises Holdings Ltd.	32,500	280,124
China Gas Holdings Ltd.	155,999	277,773
Huaneng Power International, Inc. — Class H	193,994	233,289
Guangdong Investment Ltd.	157,998	191,021
Beijing Enterprises Water Group Ltd.	257,993	175,765
China Resources Gas Group Ltd.	50,000	145,481
Datang International Power Generation Company Ltd. — Class H	201,996	112,073
Huadian Power International Corporation Ltd. — Class H	106,000	73,857
Huaneng Renewables Corporation Ltd. — Class H	189,992	69,867
China Power International Development Ltd.	145,999	66,499
China Oil & Gas Group Ltd.	259,993	45,624
Total Utilities		2,004,201

Basic Materials - 2.6%
CITIC Ltd.	95,000	184,847
Jiangxi Copper Company Ltd. — Class H	84,999	150,253
Aluminum Corp. of China Ltd. — Class H*,1	241,994	102,728
Zijin Mining Group Company Ltd. — Class H1	385,992	100,605
Huabao International Holdings Ltd.	122,999	89,351
Kingboard Chemical Holdings Ltd.	41,300	85,796
Nine Dragons Paper Holdings Ltd.	101,999	79,624
Lee & Man Paper Manufacturing Ltd.	129,999	76,488
Sinopec Shanghai Petrochemical Company Ltd. — Class H	225,998	75,526
Yingde Gases Group Company Ltd.	63,500	67,923
China BlueChemical Ltd. — Class H	115,999	57,175
China Molybdenum Co. Ltd. — Class H*	82,000	55,548
Angang Steel Company Ltd. — Class H	72,000	48,588
China Hongqiao Group Ltd.1	53,000	44,588
Hunan Nonferrous Metal Corporation Ltd. — Class H*	100,000	35,612
Zhaojin Mining Industry Company Ltd. — Class H	54,000	33,514
China Precious Metal Resources Holdings Co. Ltd.*,1	237,994	29,173
Dongyue Group Ltd.	63,000	26,338
Maanshan Iron & Steel Company Ltd. — Class H*	106,000	23,388
Xingda International Holdings Ltd.	53,000	19,763
China Lumena New Materials Corp.*,†††,1	261,994	15,888
Total Basic Materials		1,402,716

Technology - 2.2%
Lenovo Group Ltd.	393,995	601,910
Hanergy Solar Group Ltd.1	892,000	146,170
Semiconductor Manufacturing International Corp.*,1	1,515,983	142,793
Kingsoft Corporation Ltd.	47,000	134,630
Riverbed Technology, Inc. — Class H	90,000	70,373
TravelSky Technology Ltd. — Class H	58,000	57,026
NetDragon Websoft, Inc.	17,500	33,825
Ju Teng International Holdings Ltd.	54,000	31,285
Total Technology		1,218,012

Diversified - 0.4%
China Merchants Holdings International Company Ltd.	72,000	238,757

Total Common Stocks
(Cost $52,406,213)		54,177,397

See notes to financial statements.
22 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2014

YAO Guggenheim China All-Cap ETF continued

	Shares	Value
EXCHANGE TRADED FUNDS† - 0.1%
iShares China Large-Capital ETF	1,620	$65,562

Total Exchange Traded Funds
(Cost $63,284)		65,562

SECURITIES LENDING COLLATERAL†,2 - 4.2%
BNY Mellon Securities Lending Overnight Fund, 0.1074%	2,266,614	2,266,614

Total Securities Lending Fund
(Cost $2,266,614)		2,266,614

Total Investments - 104.1%
(Cost $54,736,111)		$56,509,573

Other Assets & Liabilities, net - (4.1)%		(2,247,856)
Total Net Assets - 100.0%		$54,261,717

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

†††	Value determined based on Level 3 inputs — See Note 4.

1	All or portion of this security is on loan at August 31, 2014 - See Note 2.

2	Securities lending collateral – See Note 2.

ADR	American Depositary Receipt

Country Diversification
% of Long-Term
Country	Investments
China	99.3%
Singapore	0.4%
United States	0.3%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
Hong Kong Dollar	87.4%
United States Dollar	12.2%
Singapore Dollar	0.4%
Total Long-Term Investments	100.0%

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS continued	August 31, 2014

CQQQ Guggenheim China Technology ETF

	Shares	Value
COMMON STOCKS† - 99.5%
Communications - 57.6%
Tencent Holdings Ltd.	496,815	$8,109,146
Baidu, Inc. ADR*	37,413	8,025,836
NetEase, Inc. ADR	58,721	5,169,797
Qihoo 360 Technology Company Ltd. ADR*,1	57,172	5,021,417
SINA Corp.*	62,160	2,870,549
Youku Tudou, Inc. ADR*	122,723	2,429,915
YY, Inc. ADR*	25,845	2,193,982
Sohu.com, Inc.*	28,226	1,667,028
Bitauto Holdings Ltd. ADR*	17,405	1,528,682
21Vianet Group, Inc. ADR*	54,753	1,495,304
ZTE Corp. — Class H	592,219	1,334,186
SouFun Holdings Ltd. ADR1	78,336	903,997
TCL Communication Technology Holdings Ltd.	566,016	701,846
Perfect World Company Ltd. ADR	31,891	670,349
BYD Electronic International Company Ltd.	569,500	529,074
Coolpad Group Ltd.1	2,416,076	523,733
Renren, Inc. ADR*,1	121,533	405,920
Comba Telecom Systems Holdings Ltd.*,1	778,026	338,309
China All Access Holdings Ltd.	780,029	310,999
Phoenix New Media Ltd.*,1	29,509	305,418
V1 Group Ltd.*	2,772,000	268,253
China Public Procurement Ltd.*,1	4,516,000	166,069
Total Communications		44,969,809

Technology - 24.4%
Lenovo Group Ltd.	4,576,081	6,990,936
Hanergy Solar Group Ltd.1	13,728,262	2,249,620
Semiconductor Manufacturing International Corp.*	22,943,375	2,161,076
Kingsoft Corporation Ltd.1	702,022	2,010,914
Shunfeng Photovoltaic International Ltd.*	856,000	1,082,405
TravelSky Technology Ltd. — Class H	881,032	866,236
PAX Global Technology Ltd.*	578,000	525,783
Ju Teng International Holdings Ltd.	826,030	478,555
Shanda Games Ltd. ADR*	74,028	476,000
NetDragon Websoft, Inc.	245,512	474,542
Kingdee International Software Group Company Ltd.*	1,380,040	445,166
Chinasoft International Ltd.*	1,072,008	390,065
NQ Mobile, Inc. ADR*,1	46,788	305,994
Changyou.com Ltd. ADR*,1	10,950	263,457
TPV Technology Ltd.*	810,031	171,410
China ITS Holdings Company Ltd.	945,000	156,074
Total Technology		19,048,233

Industrial - 8.7%
AAC Technologies Holdings, Inc.1	443,506	2,892,749
Sunny Optical Technology Group Company Ltd.	601,000	818,895
Truly International Holdings Ltd.	1,348,037	732,274
Tech Pro Technology Development Ltd.*	918,005	517,626
Kingboard Laminates Holdings Ltd.	1,020,033	452,754
Yingli Green Energy Holding Company Ltd. ADR*,1	121,929	409,681
Hi Sun Technology China Ltd.*	1,704,048	406,765
Wasion Group Holdings Ltd.	432,014	360,655
China Aerospace International Holdings Ltd.	1,806,054	188,758
Total Industrial		6,780,157

Energy - 5.7%
GCL-Poly Energy Holdings Ltd.*,1	7,137,163	2,569,329
Trina Solar Ltd. ADR*,1	71,129	891,246
JinkoSolar Holding Company Ltd. ADR*,1	18,600	543,492
JA Solar Holdings Company Ltd. ADR*,1	32,228	298,109
ReneSola Ltd. ADR*,1	67,383	183,956
Total Energy		4,486,132

Basic Materials - 1.7%
Kingboard Chemical Holdings Ltd.	636,316	1,321,870

Consumer, Cyclical - 1.1%
Digital China Holdings Ltd.	858,033	831,446

Consumer, Non-cyclical - 0.3%
Anxin-China Holdings Ltd.*	2,308,054	271,005

Total Common Stocks
(Cost $66,362,403)		77,708,652

SECURITIES LENDING COLLATERAL†,2 - 17.9%
BNY Mellon Securities Lending Overnight Fund, 0.1074%	13,988,902	13,988,902

Total Securities Lending Fund
(Cost $13,988,902)		13,988,902

Total Investments - 117.4%
(Cost $80,351,305)		$91,697,554

Other Assets & Liabilities, net - (17.4)%		(13,620,145)
Total Net Assets - 100.0%		$78,077,409

See notes to financial statements.
24 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2014

CQQQ Guggenheim China Technology ETF continued

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

1	All or portion of this security is on loan at August 31, 2014 - See Note 2.

2	Securities lending collateral - See Note 2.

ADR	American Depositary Receipt

Country Diversification
% of Long-Term
Country	Investments
China	100.0%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
Hong Kong Dollar	53.6%
United States Dollar	46.4%
Total Long-Term Investments	100.0%

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS continued	August 31, 2014

TAN Guggenheim Solar ETF

	Shares	Value
COMMON STOCKS† - 99.9%
United States - 38.4%
SunEdison, Inc.*	1,559,558	$34,357,063
SolarCity Corp.*,1	487,275	33,466,046
First Solar, Inc.*	459,058	31,987,161
GT Advanced Technologies, Inc.*,1	1,228,764	21,884,287
SunPower Corp. — Class A*,1	542,727	20,743,026
Advanced Energy Industries, Inc.*	683,277	13,153,082
Enphase Energy, Inc.*,1	641,891	9,037,825
Total United States		164,628,490

Cayman Islands - 32.2%
GCL-Poly Energy Holdings Ltd.*,1	76,767,348	27,635,710
Trina Solar Ltd. ADR*,1	1,361,000	17,053,330
Shunfeng Photovoltaic International Ltd.*	13,140,000	16,615,420
JinkoSolar Holding Company Ltd. ADR*,1	566,729	16,559,821
Xinyi Solar Holdings Ltd.1	54,810,000	16,265,879
Yingli Green Energy Holding Company Ltd. ADR*,1	4,517,652	15,179,311
JA Solar Holdings Company Ltd. ADR*,1	1,146,223	10,602,563
Daqo New Energy Corp.*,1	263,630	9,332,502
Comtec Solar Systems Group Ltd.*	26,626,000	4,912,831
Hanwha SolarOne Co. Ltd. ADR*,1	1,794,841	3,930,702
Total Cayman Islands		138,088,069

Bermuda - 8.7%
Hanergy Solar Group Ltd.1	141,707,069	23,221,225
China Singyes Solar Technologies Holdings Ltd.	8,454,245	14,028,321
Total Bermuda		37,249,546

Canada - 6.6%
Canadian Solar, Inc.*	635,125	22,508,830
5N Plus, Inc.*	1,763,566	5,787,781
Total Canada		28,296,611

Norway - 6.1%
REC Silicon ASA*,1	24,840,995	13,423,435
REC Solar ASA*	863,363	12,641,842
Total Norway		26,065,277

Switzerland - 2.8%
Meyer Burger Technology AG*,1	1,118,951	12,193,188

Germany - 2.6%
SMA Solar Technology AG*,1	353,529	11,362,311

British Virgin Islands - 2.5%
ReneSola Ltd. ADR*,1	3,949,837	10,783,055
Total Common Stocks
(Cost $420,661,876)		428,666,547

SECURITIES LENDING COLLATERAL†,2 - 45.4%
BNY Mellon Securities Lending Overnight Fund,
0.1074%	194,875,273	194,875,273

Total Securities Lending Fund
(Cost $194,875,273)		194,875,273

Total Investments - 145.3%
(Cost $615,537,149)		$623,541,820

Other Assets & Liabilities, net - (45.3)%		(194,374,474)
Total Net Assets - 100.0%		$429,167,346

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

1	All or portion of this security is on loan at August 31, 2014 - See Note 2 .

2	Securities lending collateral – See Note 2.

ADR	American Depositary Receipt

AG	Stock Corporation

ASA	Stock Company

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	63.1%
Hong Kong Dollar	24.0%
Norwegian Krone	6.1%
Swiss Franc	2.8%
Euro	2.7%
Canadian Dollar	1.3%
Total Long-Term Investments	100.0%

See notes to financial statements.
26 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2014

CGW Guggenheim S&P Global Water Index ETF

	Shares	Value
COMMON STOCKS† - 99.8%
United States - 29.6%
American Water Works Co., Inc.	426,626	$21,591,542
Danaher Corp.	248,538	19,040,496
Xylem, Inc.	352,762	13,143,913
IDEX Corp.	154,508	11,887,845
Aqua America, Inc.	423,124	10,582,331
Tetra Tech, Inc.	155,435	3,963,592
Watts Water Technologies, Inc. — Class A	54,353	3,440,001
Itron, Inc.*	74,418	3,141,928
American States Water Co.	92,243	2,979,449
Franklin Electric Co., Inc.	74,307	2,820,694
Mueller Water Products, Inc. — Class A	302,005	2,787,506
California Water Service Group	113,649	2,768,490
Aegion Corp. — Class A*	90,395	2,229,141
Calgon Carbon Corp.*	102,095	2,168,498
Lindsay Corp.1	24,554	1,909,810
Badger Meter, Inc.	27,226	1,417,930
Gorman-Rupp Co.	35,712	1,108,143
Connecticut Water Service, Inc.	26,088	859,600
Layne Christensen Co.*,1	47,076	535,725
Nuverra Environmental Solutions, Inc.*,1	28,987	391,325
Total United States		108,767,959

United Kingdom - 18.8%
United Utilities Group plc	1,631,810	23,766,933
Severn Trent plc	570,284	18,421,066
Pennon Group plc	889,833	12,021,815
Rotork plc	165,730	7,585,502
Halma plc	721,794	7,408,081
Total United Kingdom		69,203,397

Switzerland - 8.2%
Geberit AG	72,199	24,556,410
Sulzer AG	45,157	6,005,484
Total Switzerland		30,561,894

France - 8.1%
Veolia Environnement S.A.*	921,779	16,967,991
Suez Environnement Co.	693,908	12,823,642
Total France		29,791,633

Ireland - 6.9%
Pentair plc	376,972	25,660,484

China - 4.3%
China Everbright International Ltd.	6,117,000	8,382,101
Guangdong Investment Ltd.	5,974,000	7,222,619
Total China		15,604,720

Sweden - 3.7%
Alfa Laval AB	596,545	13,657,319

Japan - 3.1%
Ebara Corp.	1,114,000	6,294,633
Kurita Water Industries Ltd.	215,500	4,843,745
Torishima Pump Manufacturing Co. Ltd.1	47,900	417,284
Total Japan		11,555,662

Republic of Korea - 2.9%
Coway Co. Ltd.	127,352	10,688,550

Netherlands - 2.7%
Aalberts Industries N.V.	183,762	5,106,073
Arcadis N.V.	143,245	4,743,474
Total Netherlands		9,849,547

Brazil - 2.1%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	817,850	7,720,504

Austria - 2.1%
Andritz AG141,044		7,565,092

Bermuda - 2.0%
Beijing Enterprises Water Group Ltd.1	9,736,000	6,632,914
China Water Affairs Group Ltd.	1,896,000	682,547
Total Bermuda		7,315,461

Israel - 1.8%
Israel Chemicals Ltd.	822,470	6,361,443

Italy - 1.6%
Hera SpA	1,345,054	3,787,906
Interpump Group SpA	154,021	2,061,225
Total Italy		5,849,131

Finland - 0.7%
Kemira Oyj1	191,869	2,681,464

Spain - 0.6%
Fomento de Construcciones y Contratas S.A.*,1	118,196	2,215,437

Singapore - 0.6%
United Envirotech Ltd.	1,076,000	1,198,478
SIIC Environment Holdings Ltd.*	7,316,000	967,298
Total Singapore		2,165,776

Total Common Stocks
(Cost $284,350,558)		367,215,473

SECURITIES LENDING COLLATERAL†,2 - 2.5%
BNY Mellon Securities Lending Overnight Fund, 0.1074%	9,058,407	9,058,407

Total Securities Lending Fund
(Cost $9,058,407)		9,058,407

Total Investments - 102.3%
(Cost $293,408,965)		$376,273,880

Other Assets & Liabilities, net - (2.3)%		(8,359,527)
Total Net Assets - 100.0%		$367,914,353

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS continued	August 31, 2014

CGW Guggenheim S&P Global Water Index ETF continued

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

1	All or portion of this security is on loan at August 31, 2014 — See Note 2.

2	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt

plc	Public Limited Company

Country Diversification
% of Long-Term
Country	Investments
United States	29.6%
United Kingdom	18.9%
Switzerland	8.3%
France	8.1%
Ireland	7.0%
China	4.3%
Sweden	3.7%
Other	20.1%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	38.7%
Pound Sterling	18.9%
Euro	15.8%
Swiss Franc	8.3%
Hong Kong Dollar	6.2%
All other currencies	12.1%
Total Long-Term Investments	100.0%

See notes to financial statements.
28 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	August 31, 2014

	Guggenheim China All-Cap ETF (YAO)	Guggenheim China Technology ETF (CQQQ)	Guggenheim Solar ETF (TAN)	Guggenheim S&P Global Water Index ETF (CGW)
ASSETS:
Investments, at value —
including securities on loan	$56,509,573	$91,697,554	$623,541,820	$376,273,880
Foreign currency, at value	8,789	—	—	243
Cash	10,474	61,882	8,359	115,933
Prepaid expenses	—	—	5,263	4,537
Receivables:
Dividends	25,628	49,566	110,478	608,833
Securities lending income	6,215	46,451	677,311	14,743
Investments sold	—	257,144	—	—
Tax reclaims	—	—	41,342	221,541
Total assets	56,560,679	92,112,597	624,384,573	377,239,710
LIABILITIES:
Payable for:
Upon return of securities loaned	2,266,614	13,988,902	194,875,273	9,058,407
Management fees	32,348	46,286	96,961	143,644
Fund shares redeemed	—	—	10,597	—
Administration fees	—	—	7,109	7,409
Accrued expenses	—	—	227,287	115,897
Total liabilities	2,298,962	14,035,188	195,217,227	9,325,357
NET ASSETS	$54,261,717	$78,077,409	$429,167,346	$367,914,353
NET ASSETS CONSIST OF:
Paid-in capital	$59,298,937	$78,465,289	$722,359,184	$376,966,757
Undistributed net investment income	973,154	451,736	2,310,754	5,166,854
Accumulated net realized loss on investments	(7,783,831)	(12,185,868)	(303,509,203)	(97,074,865)
Net unrealized appreciation on investments	1,773,457	11,346,252	8,006,611	82,855,607
NET ASSETS	$54,261,717	$78,077,409	$429,167,346	$367,914,353
Shares outstanding ($0.01 par value with unlimited amount authorized)	1,900,000	2,050,000	9,848,000	12,680,000
Net asset value, offering price and repurchase price per share	$28.56	$38.09	$43.58	$29.02
Investments in securities, at cost	54,736,111	80,351,305	615,537,149	293,408,965
Foreign currency, at cost	8,794	—	—	245
Securities on loan, at value	2,110,322	13,060,898	184,076,643	14,167,389

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 29

STATEMENT OF OPERATIONS For the year ended August 31, 2014	August 31, 2014

	Guggenheim China All-Cap ETF (YAO)	Guggenheim China Technology ETF (CQQQ)	Guggenheim Solar ETF (TAN)	Guggenheim S&P Global Water Index ETF (CGW)
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,549,488	$920,756	$723,743	$7,663,130
Income from securities lending	68,069	364,945	7,144,031	266,860
Total investment income	1,617,557	1,285,701	7,867,774	7,929,990
EXPENSES:
Management fees	370,692	467,489	1,972,944	1,598,664
Trustee fees	—	—	10,027	11,848
Administration fee	—	—	93,716	78,947
Custodian fee	—	—	172,345	100,469
Licensing	—	—	566,883	159,866
Professional fees	—	—	35,758	33,108
Printing	—	—	58,546	40,311
Registration and filings	—	—	28,192	11,546
Insurance	—	—	4,842	6,803
Other fees	4,547	5,084	50,680	41,091
Total expenses	375,239	472,573	2,993,933	2,082,653
Less:
Expenses waived by advisor	—	—	(195,774)	(9,745)
Net expenses	375,239	472,573	2,798,159	2,072,908
Net investment income	1,242,318	813,128	5,069,615	5,857,082
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(524,684)	(2,237,511)	(19,469,135)	(3,561,760)
In-kind transactions	2,248,189	4,707,156	134,541,459	6,451,536
Foreign currency transactions	2,206	(159)	(192,228)	(28,256)
Net realized gain	1,725,711	2,469,486	114,880,096	2,861,520
Net change in unrealized appreciation (depreciation) on:
Investments	5,517,271	7,930,971	(18,477,295)	50,434,485
Foreign currency transactions	—	3	2,457	52
Net change in unrealized appreciation (depreciation)	5,517,271	7,930,974	(18,474,838)	50,434,537
Net realized and unrealized gain	7,242,982	10,400,460	96,405,258	53,296,057
Net Increase in Net Assets Resulting from Operations	$8,485,300	$11,213,588	$101,474,873	$59,153,139
* Foreign taxes withheld	$126,189	$2,032	$—	$606,855

See notes to financial statements.
30 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	August 31, 2014

	Guggenheim China All-Cap ETF (YAO)		Guggenheim China Technology ETF (CQQQ)
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,242,318	$1,031,981	$813,128	$224,248
Net realized gain (loss) on investments	1,725,711	(1,715,829)	2,469,486	(2,820,510)
Net change in unrealized appreciation on investments	5,517,271	8,052,006	7,930,974	10,314,668
Net increase in net assets resulting from operations	8,485,300	7,368,158	11,213,588	7,718,406
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(972,000)	(1,234,200)	(538,200)	(340,800)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	13,240,856	7,791,009	60,146,670	1,191,909
Cost of shares redeemed	(13,296,666)	(16,943,060)	(14,908,182)	(3,435,272)
Net increase (decrease) in net assets resulting from share transactions	(55,810)	(9,152,051)	45,238,488	(2,243,363)
Net increase (decrease) in net assets	7,457,490	(3,018,093)	55,913,876	5,134,243
NET ASSETS:
Beginning of period	46,804,227	49,822,320	22,163,533	17,029,290
End of year	$54,261,717	$46,804,227	$78,077,409	$22,163,533
Undistributed net investment income at end of year	$973,154	$700,630	$451,736	$176,967
CHANGES IN SHARES OUTSTANDING:
Shares sold	500,000	300,000	1,750,000	50,000
Shares redeemed	(500,000)	(700,000)	(450,000)	(150,000)
Net increase (decrease) in shares	—	(400,000)	1,300,000	(100,000)

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 31

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2014

	Guggenheim S&P Guggenheim Solar ETF (TAN)		Global Water Index ETF (CGW)
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,069,615	$2,136,812	$5,857,082	$4,806,368
Net realized gain (loss) on investments	114,880,096	(72,082,305)	2,861,520	221,323
Net change in unrealized (depreciation) appreciation on investments	(18,474,838)	114,704,097	50,434,537	25,757,960
Net increase in net assets resulting from operations	101,474,873	44,758,604	59,153,139	30,785,651
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,755,928)	(4,112,512)	(4,754,400)	(4,203,320)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	536,328,892	104,354,504	77,073,947	37,729,948
Cost of shares redeemed	(375,030,252)	(17,843,212)	(16,927,043)	(10,490,796)
Net increase in net assets resulting from share transactions	161,298,640	86,511,292	60,146,904	27,239,152
Net increase in net assets	259,017,585	127,157,384	114,545,643	53,821,483
NET ASSETS:
Beginning of period	170,149,761	42,992,377	253,368,710	199,547,227
End of year	$429,167,346	$170,149,761	$367,914,353	$253,368,710
Undistributed net investment income at end of year	$2,310,754	$1,189,295	$5,166,854	$4,076,039
CHANGES IN SHARES OUTSTANDING:
Shares sold	13,040,000	4,560,000	2,720,000	1,600,000
Shares redeemed	(9,440,000)	(880,000)	(640,000)	(480,000)
Net increase in shares	3,600,000	3,680,000	2,080,000	1,120,000

See notes to financial statements.
32 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS	August 31, 2014

YAO Guggenheim China All-Cap ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010 (a)
Per Share Data:
Net asset value, beginning of period	$24.63	$21.66	$25.04	$24.56	$24.82
Income from investment operations:
Net investment income(b)	0.62	0.46	0.52	0.41	0.22
Net gain (loss) on investments (realized and unrealized)	3.80	3.07	(3.32)	0.35	(0.48)
Total from investment operations	4.42	3.53	(2.80)	0.76	(0.26)
Less distributions from:
Net investment income	(0.49)	(0.56)	(0.58)	(0.28)	—
Total distributions to shareholders	(0.49)	(0.56)	(0.58)	(0.28)	—
Net asset value, end of period	$28.56	$24.63	$21.66	$25.04	$24.56
Market Value, end of period	$28.52	$24.49	$21.76	$25.07	$24.55
Total Return(c)
Net asset value	18.05%	16.25%	-11.17%	3.01%	-1.05%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$54,262	$46,804	$49,822	$72,607	$61,402
Ratio to average net assets of:
Net investment income	2.35%	1.92%	2.25%	1.50%	1.02%
Total expenses	0.71%	0.70%	0.70%	0.70%	0.70%
Net expenses	0.71%	0.70%	0.70%	0.70%	0.70%
Portfolio turnover rate(d)	12%	16%	12%	16%	11%

(a)	Since commencement of operations: October 19, 2009. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

(b)	Based on average shares outstanding.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 33

FINANCIAL HIGHLIGHTS continued	August 31, 2014

CQQQ Guggenheim China Technology ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

					Period
	Year Ended	Year Ended	Year Ended	Year Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010 (a)
Per Share Data:
Net asset value, beginning of period	$29.55	$20.03	$25.44	$24.36	$25.06
Income from investment operations:
Net investment income(b)	0.43	0.28	0.54	0.31	0.08
Net gain (loss) on investments (realized and unrealized)	8.39	9.67	(5.38)	0.90	(0.78)
Total from investment operations	8.82	9.95	(4.84)	1.21	(0.70)
Less distributions from:
Net investment income	(0.28)	(0.43)	(0.57)	(0.13)	—
Total distributions to shareholders	(0.28)	(0.43)	(0.57)	(0.13)	—
Net asset value, end of period	$38.09	$29.55	$20.03	$25.44	$24.36
Market Value, end of period	$37.88	$29.59	$19.96	$25.57	$24.40
Total Return(c)
Net asset value	29.89%	50.39%	-19.10%	4.94%	-2.79%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$78,077	$22,164	$17,029	$31,805	$19,491
Ratio to average net assets of:
Net investment income	1.22%	1.16%	2.38%	1.09%	0.43%
Total expenses	0.71%	0.70%	0.70%	0.70%	0.70%
Net expenses	0.71%	0.70%	0.70%	0.70%	0.70%
Portfolio turnover rate(d)	39%	26%	43%	28%	11%

(a)	Since commencement of operations: December 8, 2009. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

(b)	Based on average shares outstanding.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
34 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2014

TAN Guggenheim Solar ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Per Share Data*:
Net asset value, beginning of period	$27.23	$16.74	$54.90	$73.30	$86.00
Income from investment operations:
Net investment income (loss)(a)	0.52	0.56	1.84	1.80	(0.10)
Net gain (loss) on investments (realized and unrealized)	16.28	11.35	(37.89)	(19.90)	(12.60)
Total from investment operations	16.80	11.91	(36.05)	(18.10)	(12.70)
Less distributions from:
Net investment income	(0.45)	(1.42)	(2.11)	(0.30)	—
Total distributions to shareholders	(0.45)	(1.42)	(2.11)	(0.30)	—
Net asset value, end of period	$43.58	$27.23	$16.74	$54.90	$73.30
Market Value, end of period	$43.39	$27.16	$16.71	$54.60	$72.90
Total Return(b)
Net asset value	62.06%	77.60%	-66.93%	-24.81%	-14.77%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$429,167	$170,150	$42,992	$116,473	$147,688
Ratio to average net assets of:
Net investment income	1.28%	2.71%	7.07%	2.40%	-0.09%
Total expenses	0.76%	0.86%	1.01%	0.88%	0.88%
Net expenses	0.71%	0.70%	0.70%	0.70%	0.66%
Portfolio turnover rate(c)	47%	68%	49%	38%	17%

*	Reflects 1 for 10 reverse stock split that occurred on February 15, 2012.

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 35

FINANCIAL HIGHLIGHTS continued	August 31, 2014

CGW Guggenheim S&P Global Water Index ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Per Share Data:
Net asset value, beginning of period	$23.90	$21.05	$20.06	$17.11	$16.88
Income from investment operations:
Net investment income(a)	0.51	0.49	0.44	0.38	0.36
Net gain on investments (realized and unrealized)	5.03	2.81	0.96	2.99	0.07
Total from investment operations	5.54	3.30	1.40	3.37	0.43
Less distributions from:
Net investment income	(0.42)	(0.45)	(0.41)	(0.42)	(0.20)
Total distributions to shareholders	(0.42)	(0.45)	(0.41)	(0.42)	(0.20)
Net asset value, end of period	$29.02	$23.90	$21.05	$20.06	$17.11
Market Value, end of period	$29.08	$23.88	$20.98	$19.99	$16.99
Total Return(b)
Net asset value	23.27%	15.85%	7.23%	19.60%	2.46%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$367,914	$253,369	$199,547	$214,190	$192,289
Ratio to average net assets of:
Net investment income	1.83%	2.13%	2.22%	1.85%	2.02%
Total expenses	0.65%	0.71%	0.76%	0.78%	0.77%
Net expenses	0.65%	0.70%	0.70%	0.70%	0.70%
Portfolio turnover rate(c)	7%	21%	31%	8%	17%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
36 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	August 31, 2014

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end, management investment company that was organized as a Delaware statutory trust on June 8, 2006.

The following four portfolios have an annual reporting period ended on August 31, 2014:

Guggenheim China All-Cap ETF
Guggenheim China Technology ETF
Guggenheim Solar ETF
Guggenheim S&P Global Water Index ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim China All-Cap ETF	AlphaShares China All-Cap Index
Guggenheim China Technology ETF	AlphaShares China Technology Index
Guggenheim Solar ETF	MAC Global Solar Energy Index
Guggenheim S&P Global Water Index ETF	S&P Global Water Index

Note 2 –Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of U.S. business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange traded funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value. Money market funds are valued at net asset value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2014

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Investment Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker/ dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including the amortization of premiums and accretion of discount, is accrued daily.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt, if any, are included as net realized gains or losses on foreign currency transactions in the Funds’ Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, if any, are included in the net change in unrealized appreciation (depreciation) on foreign currency translation in the Funds’ Statement of Operations.

(d) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Securities Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is invested with the securities lending agent in an overnight securities lending fund. The overnight securities lending fund is comprised of short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

	Value of
	Securities	Cash	Non-Cash	Total
	Loaned	Collateral	Collateral	Collateral
Guggenheim China
All-Cap ETF	$2,110,322	$2,266,614	$—	$2,266,614
Guggenheim China
Technology ETF	13,060,898	13,988,902	—	13,988,902
Guggenheim Solar ETF	184,076,643	194,875,273	—	194,875,273
Guggenheim S&P Global
Water Index ETF	14,167,389	9,058,407	5,811,882	14,870,289

(f) Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11, was amended by ASU No. 2013-01, which clarified which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions to the extent

38 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2014

they are subject to an enforceable master netting arrangement or similar agreement. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement on netting for the current reporting period. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities across derivative types that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of August 31, 2014, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/offsetting provisions are detailed in the following table. Collateral is disclosed up to 100% of the market value of the respective instrument. In general, collateral received exceeds the market value of the securities on loan.

Fund	Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Received	Net Amount
Guggenheim China All-Cap ETF	Securities Lending	$2,110,322	$–	$2,110,322	$(2,110,322)	$–
Guggenheim China Technology ETF	Securities Lending	13,060,898	–	13,060,898	(13,060,898)	–
Guggenheim Solar ETF	Securities Lending	184,076,643	–	184,076,643	(184,076,643)	–
Guggenheim S&P Global Water Index ETF	Securities Lending	14,167,389	–	14,167,389	(14,167,389)	–

Note 3 – Investment Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and GFIA, the Investment Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Solar ETF	0.50%
Guggenheim S&P Global Water Index ETF	0.50%

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim China All-Cap ETF	0.70%
Guggenheim China Technology ETF	0.70%

Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Investment Adviser, provides fund administration services to the Funds. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the year ended August 31, 2014, the following Funds recognized Fund Administration expenses as follows:

Fund Administration Expense
Guggenheim Solar ETF	$ 93,716
Guggenheim S&P Global Water Index ETF	78,947

Due to their unitary management fee structure, Guggenheim China All-Cap ETF and Guggenheim China Technology ETF do not pay a separate Fund Administration fee.

The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and securities lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.

The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Guggenheim Solar ETF and Guggenheim S&P Global Water Index ETF

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2014

(excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), from exceeding 0.65% of average net assets per year, at least until December 31, 2016.

For the year ended August 31, 2014, the Investment Adviser waived advisory fees as follows:

Advisory Fees Waived
Guggenheim Solar ETF	$ 195,774
Guggenheim S&P Global Water Index ETF	9,745

Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities. This receivable is settled on a quarterly basis.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.

Licensing Fee Agreements:
The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim China All-Cap ETF	AlphaShares, LLC
Guggenheim China Technology ETF	AlphaShares, LLC
Guggenheim Solar ETF	MAC Indexing LLC
Guggenheim S&P Global Water Index ETF	Standard & Poor’s
Financial Services LLC,
a division of
McGraw-Hill Financial

The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary management fee.

Note 4 – Fair Value Measurement:
In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of August 31, 2014:

	Level 1 Investments In Securities	Level 2 Investments In Securities	Level 3 Investments In Securities	Total
Assets
Guggenheim China
All-Cap ETF	$56,429,729	$63,956	$15,888	$56,509,573
Guggenheim China
Technology ETF	91,697,554	—	—	91,697,554
Guggenheim Solar ETF	623,541,820	—	—	623,541,820
Guggenheim S&P
Global Water
Index ETF	376,273,880	—	—	376,273,880

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board of Trustees. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

		Ending Balance	Valuation	Unobservable
Fund	Category	at 8/31/14	Technique	Inputs
Guggenheim
China All-Cap			Last trade	62%
ETF	Common Stocks	$15,888	with Adjustment	Discount

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

40 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2014

The transfers in and out of the valuation levels as of August 31, 2014 compared to the valuation levels at the end of the previous fiscal year are detailed below:

Guggenheim China All-Cap ETF
Transfer from Level 1 to Level 2	$ 63,956
Transfer from Level 1 to Level 3	15,888
Transfer from Level 2 to Level 1	54,070

The transfer from Level 1 to Level 2 and the transfer from Level 1 to Level 3 are the result of securities being halted on the principal exchange on which they trade.

The transfer from Level 2 to Level 1 is the result of a security resuming trading on the principal exchange on which it trades.

Except for Guggenheim China All-Cap ETF, there were no transfers between levels for these Funds for the year ended August 31, 2014.

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended August 31, 2014:

Level 3 – Fair value measurement using significant unobservable inputs
Guggenheim China All-Cap ETF
Beginning Balance	$—
Realized Gain/Loss	(115,934)
Change in Unrealized Gain/Loss	115,934
Purchases	—
Sales	—
Transfers In	15,888
Transfers Out	—
Ending Balance	$15,888

Guggenheim China Technology ETF
Beginning Balance	$112
Realized Gain/Loss	(555)
Change in Unrealized Gain/Loss	443
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance	$—

Guggenheim Solar ETF
Beginning Balance	$402
Realized Gain/Loss	(2,613)
Change in Unrealized Gain/Loss	2,211
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance	$—

Note 5 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, each Fund intends not to be subject to U.S. federal excise tax. At August 31, 2014, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

				Net Tax
	Cost of	Gross Tax	Gross Tax	Unrealized
	Investments for	Unrealized	Unrealized	Appreciation
Fund	Tax Purposes	Appreciation	Depreciation	Depreciation
Guggenheim China All-Cap ETF	$55,396,921	$8,905,028	$(7,792,376)	$1,112,652
Guggenheim China Technology ETF	82,596,729	14,109,726	(5,008,901)	9,100,825
Guggenheim Solar ETF	626,483,498	36,619,809	(39,561,487)	(2,941,678)
Guggenheim S&P Global Water Index ETF	297,367,278	85,966,291	(7,059,689)	78,906,602

Tax components of accumulated earnings as of August 31, 2014, were as follows:

Fund	Undistributed Ordinary Income (Accumulated Ordinary Loss)	Undistributed Long-Term Gains (Accumulated Capital & Other Loss)	Unrealized Appreciation/ (Depreciation)
Guggenheim China All-Cap ETF	$1,098,886	$(7,248,753)	$1,112,647
Guggenheim China Technology ETF	535,889	(10,024,597)	9,100,828
Guggenheim Solar ETF	2,310,754	(292,562,854)	(2,939,738)
Guggenheim S&P Global Water
Index ETF	5,166,854	(93,116,552)	78,897,294

Distributions to Shareholders:
The tax character of distributions paid during the year ended August 31, 2014, was as follows:

Distributions paid from Ordinary Income
Guggenheim China All-Cap ETF	$972,000
Guggenheim China Technology ETF	538,200
Guggenheim Solar ETF	3,755,928
Guggenheim S&P Global Water Index ETF	4,754,400

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2014

The tax character of distributions paid during the year ended August 31, 2013, was as follows:

Distributions paid from Ordinary Income
Guggenheim China All-Cap ETF	$1,234,200
Guggenheim China Technology ETF	340,800
Guggenheim Solar ETF	4,112,512
Guggenheim S&P Global Water Index ETF	4,203,320

At August 31, 2014, the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of wash sales from redemption in-kind transactions, redemption in-kind transactions and foreign currency gains and losses. Net investment income, net realized gains, and net assets were not affected by these changes.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
Fund	Income (Loss)	Gain (Loss)	Capital
Guggenheim China All-Cap ETF	$2,206	$(2,119,223)	$2,117,017
Guggenheim China Technology ETF	(159)	(4,526,060)	4,526,219
Guggenheim Solar ETF	(192,228)	(108,690,969)	108,883,197
Guggenheim S&P Global Water Index ETF	(11,867)	(6,328,422)	6,340,289

At August 31, 2014, for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Per the Regulated Investment Company Modernization Act of 2010 capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010 are used; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

				Unlimited	Unlimited
	Capital Loss	Capital Loss	Capital Loss	Short-Term	Long-Term
Fund	Expiring in 2017	Expiring in 2018	Expiring in 2019	Capital Loss	Capital Loss	Total
Guggenheim China All-Cap ETF	$—	$(29,627)	$(853,049)	$(917,011)	$(5,449,066)	$(7,248,753)
Guggenheim China Technology ETF	—	—	(188,097)	(3,095,487)	(6,741,013)	(10,024,597)
Guggenheim Solar ETF	(6,030,482)	(118,836,026)	(21,764,929)	(21,272,995)	(124,658,422)	(292,562,854)
Guggenheim S&P Global Water Index ETF	(31,879,617)	(38,476,281)	(16,548,141)	—	(6,212,513)	(93,116,552)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended August 31, 2014, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Guggenheim China All-Cap ETF	$ 42,891
Guggenheim China Technology ETF	19,997
Guggenheim Solar ETF	–
Guggenheim S&P Global Water Index ETF	–

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 6 – Investment Transactions:
For the year ended August 31, 2014, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim China All-Cap ETF	$6,444,010	$6,301,031
Guggenheim China Technology ETF	25,600,877	25,238,823
Guggenheim Solar ETF	188,143,435	182,341,270
Guggenheim S&P Global Water Index ETF	24,980,958	22,498,854

For the year ended August 31, 2014, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim China All-Cap ETF	$13,246,886	$13,194,369
Guggenheim China Technology ETF	59,714,072	14,844,189
Guggenheim Solar ETF	529,005,702	372,634,213
Guggenheim S&P Global Water Index ETF	74,903,545	16,519,610

42 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2014

Note 7 – Capital:
Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $3,000 are charged to those persons creating or redeeming creation units. An additional charge on the transaction may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.

Note 8 – Distribution and Service Plan:
The Board of Trustees has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 9 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Subsequent Event:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Funds’ financial statements.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	August 31, 2014

The Board of Trustees and Shareholders of
Claymore Exchange-Traded Fund Trust 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Guggenheim China All-Cap ETF, Guggenheim China Technology ETF, Guggenheim Solar ETF and Guggenheim S&P Global Water Index ETF (four of the portfolios constituting the Claymore Exchange-Traded Fund Trust 2 (the Trust)) as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financials highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective four portfolios constituting the Claymore Exchange-Traded Fund Trust 2 at August 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 27, 2014

44 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	August 31, 2014

Federal Income Tax Information
In January 2015, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2014.

The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. See qualified dividend income column in the table below.

Guggenheim China All-Cap ETF intends to designate $108,744 of foreign tax withholding on foreign source income of $1,094,949.

Guggenheim S&P Global Water Index ETF intends to designate $448,148 of foreign tax withholding on foreign source income of $5,810,658.

The Trust’s investment income (dividend income plus short-term gain, if any) qualifies as follows:

	Qualified	Dividend
Fund	dividend income	received deduction
Guggenheim China All-Cap ETF	71.93%	0.00%
Guggenheim China Technology ETF	18.49%	0.00%
Guggenheim Solar ETF	0.00%	0.00%
Guggenheim S&P Global Water Index ETF	99.90%	26.17%

Results of Shareholder Votes
The Special Meeting of Shareholders of the Trust was held on April 3, 2014. Shareholders voted on the election of Trustees.

With regards to the election of the following Trustees by shareholders of the Trust:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Donald C. Cacciapaglia	47,770,566	1,113,444	768,595
Donald A. Chubb, Jr	47,723,524	1,158,204	770,877
Maynard F. Oliverius	47,716,557	1,161,542	774,505
Jerry B. Farley	47,730,516	1,164,301	757,789

The other Trustees of the Trust not up for election were Randall C. Barnes, Roman Friedrich III, Robert B. Karn III and Ronald E. Toupin, Jr.

Trustees(a)
The Trustees of the Trust and their principal business occupations during the past five years:

Name, Address* and Year of Birth	Position(s) Held with Trust	Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2006	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	92	Current: Trustee, Purpose, Inc. (2014-present)
Donald A. Chubb, Jr. (1946)	Trustee and Vice Chairman of the Board	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	88	None.
Jerry B. Farley (1946)	Trustee and Vice Chairman of the Audit Committee	Since 2014	Current: President, Washburn University (1997-present).	88	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 45

SUPPLEMENTAL INFORMATION (Unaudited) continued	August 31, 2014

Name, Address* and Year of Birth	Position(s) Held with Trust	Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees continued:
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and President, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	88
Current: Zincore Metals, Inc. (2009-present).

Former: Mercator Minerals Ltd. (2013-2014); First Americas Gold Corp. (2012-2014); Blue Sky Uranium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	88	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2006	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	94	Current: Director, Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee and Vice Chairman of the Contracts Review Committee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	88	None.
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2006	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	91	Former: Bennett Group of Funds (2011-2013).

Interested Trustee:
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	220	Current: Delaware Life (2013- present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

(a)
As of April 3, 2014. At a special meeting of the shareholders held in April 2014, shareholders of the Trust elected the following individuals to serve as Trustees: Donald A. Chubb, Jerry B. Farley and Maynard F. Oliverius.

46 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	August 31, 2014

Officers
The Officers of the Trust, who are not Trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers:
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2014
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

 Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2006
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2008	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley (1972)	Assistant Treasurer	Since 2006
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Chief Legal Officer	Since 2013
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (April 2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 47

REPORT OF THE CONTRACTS REVIEW COMMITTEE REGARDING
CLAYMORE EXCHANGE-TRADED FUND TRUST 2	August 31, 2014

Claymore Exchange-Traded Fund Trust 2 (the “Trust”) was organized as a Delaware statutory trust on June 8, 2006, and is authorized to establish multiple portfolios representing separate series of the Trust (each, a “Fund” and collectively, the “Funds”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim Partners”), serves as each Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and GFIA (the “Advisory Agreement”). (Guggenheim Partners, GFIA, GFS and their affiliates may be referred to herein collectively as “Guggenheim.”) Under the supervision of the Board of Trustees of the Trust (the “Board” and the members of the Board individually, the “Trustees”), GFIA is responsible for the overall management and administration of the Funds and provides certain facilities and personnel in connection with such services.

At meetings held in person on April 17, 2014 (the “April Meeting”) and on May 12, 2014 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of those Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), met separately from Guggenheim to consider the renewal of the Advisory Agreement. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by GFIA is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim prepared a comprehensive presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Committee. In addition, Guggenheim made a detailed presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Vice Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) organizational charts and presentations, staffing reports and biographies of those key personnel of Guggenheim providing services to the Funds and other registered investment companies for which GFIA or an affiliate serves as investment adviser (“Guggenheim Funds”); (ii) descriptions of various functions performed by Guggenheim for the Guggenheim Funds, including the Funds, such as portfolio trading practices, brokerage matters, trade allocation and best execution; (iii) information regarding compliance and regulatory history for GFIA, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by GFIA. In addition, Guggenheim’s response included information comparing the investment performance, tracking error, advisory fee and total net expense ratio (and/or unitary fee, as applicable) of each Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing revenues for Guggenheim by product line and with respect to each Fund, including a break-out of various expenses, a description of the expense allocation methodology and information about the profitability of the Funds to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments (unaudited), the audited financial statements of GFIA, and information about Guggenheim’s compliance and risk management programs.

In analyzing and discussing the data presented in the FUSE reports, the Committee took into account the challenges that exist in developing appropriate peer groups for the Funds as exchange-traded funds (“ETFs”), and management’s view that the ETF industry is immature in terms of depth of product coverage in many asset categories. In this regard, the Committee noted management’s observation that, in many cases, an ETF may dominate a niche space, but appear rather average in comparison to a larger peer group with which it shares only a small handful of characteristics; alternatively, a very small comparison set can be used, providing a narrower view of performance and expense metrics. In light of the foregoing, the Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports, including with respect to Guggenheim S&P Global Water Index ETF (CGW), Guggenheim China Technology ETF (CQQQ), Guggenheim Timber ETF (CUT), Guggenheim Canadian Energy Income ETF (ENY), Guggenheim Frontier Markets ETF (FRN), Guggenheim China Small Cap ETF (HAO), Guggenheim International Multi-Asset Income ETF (HGI), Guggenheim Shipping ETF (SEA), Guggenheim Solar ETF (TAN) and Guggenheim China Real Estate ETF (TAO).

48 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

REPORT OF THE CONTRACTS REVIEW COMMITTEE REGARDING
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 continued	August 31, 2014

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional 12-month term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, area of responsibility and duties of all key personnel performing services for the Funds, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of the Adviser. The Committee noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of a new Chief Risk Officer, Portfolio Management, responsible for implementing various initiatives related to the risks associated with the investment process, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in the organization’s ability to provide services to all Guggenheim Funds, including the Funds, such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by the internal restructuring that consolidated the investment advisers, broker/dealers and other entities that comprise “Guggenheim Investments” under a new, single holding company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). In this regard, the Committee considered that although the restructuring neither impacted the services rendered on a day-to-day basis to the Funds nor changed the ultimate ownership of the various Guggenheim entities involved, which, through GPIMH, continue to be indirect subsidiaries of Guggenheim Capital, LLC, Guggenheim stated that the restructuring will allow the financial statements of the various entities to be consolidated and audited, thus providing a clearer view of Guggenheim Investments’ business within the broader Guggenheim organization. In addition, in connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the accounting agent, administrator, custodian, distributor, securities lending agent, transfer agent and other service providers to the Funds.

The Committee also noted the distinctive nature of the Funds, as ETFs, each of which generally is constructed to track the performance of a defined index of securities, before fund fees and expenses. In this connection, the Committee considered the experience and expertise appropriate in an adviser to ETFs. The Committee also considered the Adviser’s monitoring of the ETFs participation in the securities lending program and the secondary market support services provided by the Adviser to the Funds, including the Adviser’s efforts to educate investment professionals about the Funds and other Guggenheim Funds.

With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning GPIMH and the audited financial statements of GFIA. (The Committee received the audited financial statements of GPIMH once available following the May Meeting.)

The Committee also considered the acceptability of the terms of the Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Adviser’s quality of performance of its duties through Board meetings, discussions, and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: The Committee noted that, in view of the distinctive investment objective of the Funds, the investment performance of the Funds in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Committee was the extent to which each Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its applicable index. Thus, the Committee focused its attention primarily on investment returns of each Fund and its applicable benchmark and the tracking error data provided in the FUSE reports for each Fund, which was provided for the five-year, three-year, one-year, three-month and since-inception periods as of December 31, 2013, as applicable. In this regard, the Committee took into account Guggenheim’s belief that tracking error is the appropriate measure of performance for index-benchmarked Funds. Further to this point, the Committee noted Guggenheim’s statement that it examines the tracking error on a monthly and quarterly basis for purposes of: (i) determining whether the tracking error is stable or trending; (ii) evaluating factors underlying any trending in tracking error, particularly where the trend is toward greater tracking error; and (iii) assessing whether there are any tools or strategies at Guggenheim’s disposal to mitigate any trend toward greater tracking error. The Committee also took into account Guggenheim’s explanation that it places greater emphasis on tracking error trends than it does on absolute tracking error because certain index-benchmarked ETFs may be more disposed to higher levels of tracking error, such as, for instance, with respect to a new ETF or an ETF that has yet to reach critical asset mass and consequently, may be unable to deploy its assets in a manner that fully replicates all the constituent holdings of an index in the same proportion that the index holds them. The Committee noted other factors identified by Guggenheim that may impact tracking error, including pricing of halted or less liquid securities, time zone pricing-related issues and currency conversion sources.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 49

REPORT OF THE CONTRACTS REVIEW COMMITTEE REGARDING
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 continued	August 31, 2014

In the course of its review of performance, excess returns and tracking error data, the Committee considered management’s views and explanation of the performance, tracking error and tracking error trends for certain Funds, including the following:

Guggenheim Canadian Energy Income ETF (ENY): The Fund’s tracking error for the five-year, three-year and one-year periods is higher than the peer group median. Until more recently, the Fund tracked an index that shifted its focus between Canadian energy income stocks and oil sands stocks. Guggenheim anticipates that the Fund’s new index should be more practical for replication purposes.

Guggenheim China Small Cap ETF (HAO): The Fund’s peer group contains only one other fund. The Fund’s tracking error is lower than that of its peer for the three- and one-year periods ended December 31, 2013, the only periods with comparable data.

Guggenheim China Real Estate ETF (TAO): The Fund’s tracking error was within range of the median for its peer group for the one-year period ended December 31, 2013, and equal to or less than the median for the five- and three-year periods ended December 31, 2013.

Guggenheim China Technology ETF (CQQQ): The Fund’s peer group contains only one other fund. The Fund outperformed its peer for the one-year and three-month periods ended December 31, 2013 and slightly underperformed its peer for the three-year period ended December 31, 2013.

Guggenheim Frontier Markets ETF (FRN): Aspects of the Fund’s benchmark index methodology and construction preclude the Index ETF from geographic allocations that have more recently favored the performance of its peers.

Guggenheim International Multi-Asset Income ETF (HGI): The Fund’s investment mandate is broader than the peer group and extends to REITs, MLPs, Royalty Trusts and closed-end investment companies. The Fund’s holdings in preferred shares and closed-end funds may also have an impact on tracking error, particularly during rebalance periods. The Fund’s tracking error is less than the peer group median for the one-year period and is equal to the median for the five- and three-year periods ended December 31, 2013.

Guggenheim S&P Global Water Index ETF (CGW): The Fund’s tracking error is less than that of its peers for the one-year period ended December 31, 2013, the only comparable period available in the report.

Guggenheim Shipping ETF (SEA): The Fund’s exposure is purely Global Shipping, while its peer group consists of competitors that are more broadly domestic Transportation or Industrials focused. The Fund’s tracking error is lower than the peer group average and median for the three- and one-year periods ended December 31, 2013.

Guggenheim Solar ETF (TAN): The Fund’s peer group contains only one other fund. The Fund’s tracking error is lower than that of its peer for the five-, three- and one-year periods ended December 31, 2013. The Committee also noted Guggenheim’s statement that the most impactful variable in the Fund’s tracking error has been securities lending revenues earned, which has caused notable upside performance relative to the underlying index.

Guggenheim Timber ETF (CUT): The Fund’s peer group contains only one other fund. The Fund’s tracking error is lower than that of its peer for the five-, three- and one-year periods ended December 31, 2013.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreement, that: (i) the Funds had in fact tracked their indexes within an acceptable range; or (ii) it was satisfied with Guggenheim’s efforts and explanation for the tracking error data presented in the FUSE reports.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Funds: The Committee reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee and total net expense ratio, as compared to those of the peer group funds presented in the FUSE report. The Committee reviewed the advisory fee and expense ratio for each Fund and noted that either: (i) the Adviser has contractually agreed to waive a portion of the advisory fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, a portion of each Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) over a particular amount; or (ii) the advisory fee is a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Committee noted that the advisory fees, after giving effect to the contractual waivers where applicable, were generally within the range of the peer group of funds in the FUSE report and noted the unique nature of certain Funds (as identified earlier), making “peer” comparisons less relevant.

With respect to the costs of services provided and profits realized by Guggenheim from its relationship with the Funds, the Committee reviewed a profit and loss statement for each Fund setting forth the revenues received by Guggenheim Investments from gross advisory fees, the expenses incurred in providing services to the Funds, the pre-tax operating margin and profitability rate and each Fund’s average assets for the twelve months ended, and ending assets under management as of, December 31, 2012 and December 31, 2013, respectively, and information with respect to Guggenheim’s allocation methodologies used in preparing the profitability data.

The Committee considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative service fees received by the Adviser’s affiliate, Rydex Fund Services, LLC, from serving as administrator provide Guggenheim with additional revenue for the Funds without a unitary fee structure. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Funds was not unreasonable.

50 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

REPORT OF THE CONTRACTS REVIEW COMMITTEE REGARDING
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 continued	August 31, 2014

Economies of Scale to be Realized: The Committee considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Committee considered each Fund’s asset size, advisory fee structure, net expense ratio giving effect to any applicable expense waiver and/or reimbursement agreement or unitary fee agreement with the Adviser and whether the investment process produced economies of scale. The Committee considered the Adviser’s statement that the generally lower total expenses of ETFs provide fewer opportunities for the Adviser to achieve economies of scale beyond what is provided to shareholders through the relatively low expenses of the ETFs. The Committee was also of the view that economies of scale were being shared with the Funds subject to a unitary fee arrangement by virtue of an advisory fee, set at a relatively low level since the inception of each applicable Fund, that subsumed economies of scale in the fee itself.

Overall Conclusions
Based on the foregoing, the Committee determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional 12-month term.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 51

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TRUST INFORMATION	August 31, 2014

Board of Trustees
Randall C. Barnes

Donald C. Cacciapaglia*

Donald A. Chubb, Jr.

Jerry B. Farley

Roman Friedrich III

Robert B. Karn III

Ronald A. Nyberg

Maynard F. Oliverius

Ronald E. Toupin, Jr.,
Chairperson

Principal Executive Officers
Donald C. Cacciapaglia
Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark M. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer
Investment Adviser Guggenheim Funds Investment Advisors, LLC Chicago, IL Distributor Guggenheim Funds Distributors, LLC Chicago, IL Administrator Rydex Fund Services, LLC Rockville, MD
Accounting Agent,
Custodian and
Transfer Agent
The Bank of New York
Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
New York, NY

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

*
Trustee is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and the Distributor.

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
•     If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800)345-7999.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting Guggenheim Investments’ website at guggenheiminvestments.com or by accessing the Funds’ Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Investments’ website at guggenheiminvestments.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 55

ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $186 billion in total assets as of June 30, 2014. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of Guggenheim China All-Cap ETF and Guggenheim S&P Global Water Index ETF’s portfolios are Michael P. Byrum, CFA, James R. King, CFA, and Cindy Gao. The portfolio managers who are currently responsible for the day-to-day management of Guggenheim China Technology ETF and Guggenheim Solar ETF’s portfolios are Michael P. Byrum, CFA and James R. King, CFA. Mr. Byrum is a Senior Vice President of Guggenheim Investments and joined Guggenheim Investments in 1993. Mr. Byrum holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Mr. King is a Portfolio Manager of Guggenheim Investments and rejoined Guggenheim Investments in 2011 as the lead portfolio manager for exchange-traded products. Mr. King holds a bachelor’s degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst designation. Ms. Gao is an ETF Analyst in ETF Portfolio Management of Guggenheim Investments and joined Guggenheim Investments in December of 2010. Ms. Gao received a M.S. in Accounting from the University of Illinois at Chicago.

Claymore Exchange-Traded Fund Trust 2 Overview
The Claymore Exchange-Traded Fund Trust 2 (the “Trust”) is an investment company complex consisting of 11 separate exchange-traded “index funds” as of September 30, 2014. The investment objective of each of the index funds is to correspond generally to the performance, before fees and expenses, of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the Fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800)345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://guggenheiminvestments.com or by calling (800)345-7999. All Funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the Funds.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(10/14)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

ETF-002-AR-0814

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes.  Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR.  Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $38,220 and $31,354 for the fiscal years ending August 31, 2014 and August 31, 2013, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending August 31, 2014 and August 31, 2014, respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $30,900 and $30,000 for the fiscal years ending August 31, 2014 and August 31, 2013, respectively.

The registrant’s principal accountant did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ending August 31, 2014 and August 31, 2013, respectively.

The registrant’s principal accountant did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

Section V.B.2:  Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Tax compliance services related to the filing of amendments:
•	Federal, state and local income tax compliance
•	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category listed above under which pre-approval was obtained).

Section V.B.3:    Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $30,900 and $30,000 for the fiscal years ending August 31, 2014, and August 31, 2013, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the registrant is composed of Ronald A. Nyberg, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, Ronald E. Toupin, Jr., Randall C. Barnes, Roman Friedrich III and Robert B. Karn III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded  based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Claymore Exchange-Traded Fund Trust 2

By:  /s/ Donald C. Cacciapaglia

Name:  Donald C. Cacciapaglia

Title:    Chief Executive Officer

Date:    November 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Donald C. Cacciapaglia

Name:  Donald C. Cacciapaglia

Title:    Chief Executive Officer

Date:    November 7, 2014

By:   /s/ John L. Sullivan

Name:   John L. Sullivan

Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:     November 7, 2014